Exhibit 10.2

FIRST EXTENSION AGREEMENT

($21.9M Term Loan)

This FIRST EXTENSION AGREEMENT ($21.9M Term Loan) (the “Extension”) dated as of April 22, 2019, is between AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), and ARMSTRONG PHARMACEUTICALS, INC., a Delaware corporation (“Guarantor”), on the one hand, and CATHAY BANK, a California banking corporation (“Lender”), on the other hand, with reference to the following facts:

RECITALS

A.        Lender and Borrower entered into that certain Loan Agreement dated as of April 22, 2014 (as previously amended, the “Loan Agreement”) pursuant to which Lender made a loan to Borrower in the principal amount of $21,900,000.00 (the “Loan”).

B.         The Loan is secured by, inter alia, (i) that certain Commercial Security Agreement dated April 22, 2014, executed by Borrower in favor of Lender, (ii) that certain Stock Pledge Agreement dated April 22, 2014, executed by Borrower in favor of Lender, and (iii) that certain Convention de Nantissement de Titres Financies dated April 22, 2014, by Borrower, in favor of Lender.

C.         Payment and performance of Borrower’s obligations to Lender are guaranteed by Guarantor pursuant to, inter alia, that certain Continuing Guaranty dated April 22, 2014, executed by Guarantor in favor of Lender.

D.        The Loan Agreement was previously amended by (i) that certain First Amendment to Loan Agreement dated April 28, 2014 (“First Amendment”), (ii) that certain Second Amendment to Loan Agreement dated May 8, 2014 (“Second Amendment”), (iii) that certain Third Amendment to Loan Agreement dated May 23, 2014 (“Third Amendment”), (iv) that certain Fourth Amendment to Loan Agreement dated July 14, 2014 (“Fourth Amendment”), (v) that certain Fifth Amendment to Loan Agreement dated December 31, 2014 (“Fifth Amendment”), (vi) that certain Sixth Amendment to Loan Agreement dated December 18, 2015 (“Sixth Amendment”), (vi) that certain Seventh Amendment to Loan Agreement dated December 27, 2017 (“Seventh Amendment”), and that certain Eighth Amendment to Loan Agreement dated July 11, 2018, (“Eighth Amendment”).

E.         Borrower and Lender have agreed to a short extension pending Lender's review and consideration of further amendments to the Loan.

AGREEMENT

1.         Definitions.  Capitalized terms used but not defined in this Extension shall have the meaning given to them in the Loan Agreement.

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Exhibit 10.2

2.         Extension of Loan.

2.1        The Maturity Date in the Note and as referenced in the other Loa Documents is hereby extended to June 22, 2019, at which time the entire principal balance under the Note plus all accrued and unpaid interest thereon is and shall be due and payable as provided under the Loan Documents.

3.         Conditions Precedent. The effectiveness of this Extension shall be expressly conditioned upon the following having occurred or Lender having received, all of the following, in form and content satisfactory to Lender and its counsel, and suitable for filing or recording, as the case may be, as required:

3.1        This Extension, fully executed by Borrower and Guarantor;

3.2        Payment and/or reimbursement to Lender of the fees, costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with this Extension; and

3.3        Such additional assignments, agreements, certificates, reports, approvals, instruments, documents, subordination agreements, financing statements, consents and opinions as Lender may request, in its sole opinion and judgment, in connection with this Extension.

4.         General Release of Lender.

4.1        Except as to the obligations imposed upon Lender, as provided herein, Borrower and Guarantor, on behalf of themselves, their respective successors and assigns, and each of them, do hereby forever relieve, release, acquit and discharge Lender and its  predecessors, successors and assigns, and their respective past and present attorneys,  accountants, insurers, representatives, affiliates, partners, subsidiaries, officers, employees, directors, and shareholders, and each of them (collectively, the “Released Parties”), from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys’ fees), damages, injuries, actions and causes of action, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, which Borrower or Guarantor now owns or holds or has at any time heretofore owned or held or may at any time hereafter own or hold against the Released Parties, or any of them, by reason of any acts, facts, transactions or any circumstances  whatsoever occurring or existing, including, but not limited to, those based upon, arising out of, appertaining to, or in connection with the Recitals above, the Loan, the facts pertaining to this Extension, any collateral heretofore granted to Lender or granted in connection herewith, or to any other obligations of Borrower and Guarantor to Lender, or the lending arrangements between Lender and Borrower and Guarantor.

4.2        As to the matters released herein, Borrower and Guarantor expressly waive any and all rights under Section 1542 of the Civil Code of the State of California, which provides as follows:

"A general release does not extend to claims that the creditor or

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Exhibit 10.2

releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party."

4.3        Borrower and Guarantor expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, and any similar law of any state, territory, commonwealth or possession of the United States, or the United States, to the full extent that they may waive all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, Borrower and Guarantor acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true. Nevertheless, it is the intention of Borrower and Guarantor, through this Extension, to fully, finally and forever release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional or different claims or facts relative thereto.

4.4        Borrower and Guarantor are the sole and lawful owners of all right, title and interest in and to every claim and other matter which they purport to release herein, and they have not heretofore assigned or transferred, or purported to assign or transfer to any person or any entity claims or other matters herein released. Borrower and Guarantor shall indemnify, defend and hold Lender and each of the other Released Parties, and each of them, harmless from and against any claims, liabilities, actions, causes of action, demands, injuries, costs, and expenses (including, but not limited to, attorneys’ fees), based upon or arising in connection with any such prior assignment or transfer, or any such purported assignment or transfer, or any  claims or other matters released herein.

5.         Representations and Warranties.   When the Borrower and Guarantor sign this Extension, the Borrower and Guarantor represent and warrant to the Lender that: (a) the Loan Agreement and all other Loan Documents are in full force and effect, (b) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, (c) the representations and warranties in the Loan Agreement are true as of the date of this Extension as if made on the date of this Extension, (d) this Extension does not conflict with any law, agreement, or obligation by which the Borrower or Guarantor is or are bound, and (e) this Extension is within the Borrower’s and Guarantor’s powers, has been duly authorized, and does not conflict with any of the Borrower’s and Guarantor’s organizational papers.

6.         Effect of Extension. Except as provided in this Extension, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

7.         Counterparts. This Extension may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

8.         FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY

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Exhibit 10.2

REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT  BETWEEN  PARTIES  WITH  RESPECT  TO  THE  SUBJECT  MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

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Exhibit 10.2

IN WITNESS WHEREOF, this Extension is executed as of the date and year first written above.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/Jason Shandell
Name:	Jason Shandell
Title:	President

GUARANTOR:

ARMSTRONG PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/Rong Zhou
Name:	Rong Zhou
Title:	President

LENDER:

CATHAY BANK,
a California banking corporation

By:	/s/Kenneth Chan
Name:	Kenneth Chan
Title:	First Vice President

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